Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2020

March 11, 2021

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K to be filed on or about March 15, 2021.

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

_________________________________________________________________________________________________________

	As at December 31,
	2020	2019
Market capitalization (thousands)	$261,075	$277,680
Shares outstanding (thousands)	17,176	16,363
Closing share price	$15.20	$16.97
Quarterly dividend declared per share	$0.22	$0.22

Multi-family properties owned	39	38
Units (1)	11,042	10,778
Average occupancy (2)	94.5%	94.1%
Average monthly rental revenue per occupied unit (2)	$1,088	$1,056

	Quarter ended December 31,		Twelve months ended December 31,
Per share data	2020 (Unaudited)	2019 (Unaudited)	2020 (Unaudited)	2019 (Unaudited)
(Loss) earnings per share basic	$(0.19)	$0.38	$(1.16)	$0.05
(Loss) earnings per share diluted	$(0.19)	$0.38	$(1.16)	$0.05
FFO per share of common stock (diluted) (3)	$0.29	$0.21	$0.99	$0.74
AFFO per share of common stock (diluted) (3)	$0.33	$0.30	$1.12	$1.03

(1) For 2020, includes 1,880 units owned by consolidated subsidiaries and 9,162 units owned by unconsolidated subsidiaries. For 2019, includes 1,880 units owned by consolidated subsidiaries and 8,898 units owned by unconsolidated subsidiaries. Unconsolidated for 2020 and 2019 includes 741 units that were previously in lease-up
(2) For the period presented, average reflects stabilized properties and includes consolidated and unconsolidated assets.
See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2020	2019	2020	2019
Revenues:
Rental revenue	$7,029	$6,765	$27,451	$27,009
Other income	20	157	651	752
Total revenues	7,049	6,922	28,102	27,761
Expenses:
Real estate operating expenses	3,026	3,090	12,377	12,332
Interest expense	1,700	1,931	7,100	7,796
General and administrative (1)	2,647	2,636	11,701	10,091
Impairment charge	—	—	3,642	—
Depreciation	1,595	1,568	6,742	5,916
Total expenses	8,968	9,225	41,562	36,135
Total revenues less total expenses	(1,919)	(2,303)	(13,460)	(8,374)
Equity in loss of unconsolidated joint ventures	(1,293)	(2,150)	(6,024)	(8,826)
Equity in earnings from sale of unconsolidated joint venture properties	—	9,932	—	9,932
Gain on sale of real estate	—	680	—	10,618
Loss on extinguishment of debt	—	—	—	(1,387)
(Loss) income from continuing operations	(3,212)	6,159	(19,484)	1,963
Income tax provision	56	51	248	270
Net (loss) income from continuing operations, net of taxes	(3,268)	6,108	(19,732)	1,693
Net income attributable to non-controlling interests	(33)	40	(130)	(837)
Net (loss) income attributable to common stockholders	$(3,301)	$6,148	$(19,862)	$856

Weighted average number of shares of common stock outstanding:
Basic	17,176,401	16,159,308	17,115,697	15,965,631
Diluted	17,176,401	16,359,308	17,115,697	16,165,631

Per share amounts attributable to common stockholders:
Basic	$(0.19)	$0.38	$(1.16)	$0.05
Diluted	$(0.19)	$0.38	$(1.16)	$0.05

(1) Includes $14,000 and $712,000 in fees relating to the restatement for the three and twelve months ended December 31, 2020, respectively.

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended December 31, (Unaudited)		Twelve months Ended December 31,
	2020	2019	2020	2019
Revenues:
Rental and other revenue	$32,332	$31,101	$127,058	$118,177
Total revenues	32,332	31,101	127,058	118,177

Expenses:
Real estate operating expenses	15,028	14,072	60,326	56,684
Interest expense	8,732	8,995	34,918	35,023
Depreciation	10,473	10,097	41,657	39,218
Total expenses	34,233	33,164	136,901	130,925
Total revenues less total expenses	(1,901)	(2,063)	(9,843)	(12,748)
Gain on sale of real estate properties	—	16,899	—	16,899
Loss on extinguishment of debt	—	(1,639)	—	(2,018)
Other equity earnings	3	15	117	177
Gain on insurance recoveries	—	270	765	787
Net (Loss) income from joint ventures	$(1,898)	$13,482	$(8,961)	$3,097

BRT equity in loss and equity in earnings from sale of unconsolidated joint venture properties	$(1,293)	$7,782	$(6,024)	$1,106

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands, except per share data)
_____________________________________________________________________________________________________________________

	Three Months Ended December 31,		Twelve months Ended December 31,
	2020	2019	2020	2019
GAAP Net (loss) income attributable to common stockholders	$(3,301)	$6,148	$(19,862)	$856
Add: depreciation of properties	1,595	1,568	6,742	5,916
Add: our share of depreciation in unconsolidated joint ventures	6,670	6,409	26,493	24,935
Add: Impairment charge	—	—	3,642	—
Deduct: our share of earnings from sale of unconsolidated joint venture properties	—	(9,932)	—	(9,932)
Deduct: gain on sale of real estate	—	(680)	—	(10,618)
Adjustments for non-controlling interests	(4)	(6)	(16)	853
NAREIT Funds from operations attributable to common stockholders	$4,960	$3,507	$16,999	$12,010

Adjustments for: straight-line rent accruals	(10)	(10)	(40)	(40)
Add: loss on extinguishment of debt	—	—	—	1,387
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	963	—	1,236
Add: amortization of restricted stock and restricted stock units	461	383	1,821	1,492
Add: amortization of deferred mortgage costs	80	83	320	311
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	147	149	626	980
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	(216)	(519)	(630)
Adjustments for non-controlling interests	1	2	6	(119)
Adjusted funds from operations attributable to common stockholders	$5,639	$4,861	$19,213	$16,627

	Three Months Ended December 31,		Twelve months Ended December 31,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(0.19)	$0.38	$(1.16)	$0.05
Add: depreciation of properties	0.09	0.09	0.39	0.37
Add: our share of depreciation in unconsolidated joint ventures	0.39	0.39	1.55	1.54
Add: Impairment charge	—	—	0.21	—
Deduct our share of earnings on sale of real estate in unconsolidated joint venture	—	(0.61)	—	(0.61)
Deduct: gain on sale of real estate	—	(0.04)	—	(0.66)
Adjustment for non-controlling interests	—	—	—	0.05
NAREIT Funds from operations per diluted common share	0.29	0.21	0.99	0.74

Adjustments for: straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	—	—	—	0.09
Add: our share of loss on extinguishment of debt from unconsolidated joint ventures	—	0.06	—	0.08
Add: amortization of restricted stock and restricted stock units	0.03	0.02	0.10	0.09
Add: amortization of deferred mortgage costs	—	0.01	0.02	0.02
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.01	0.04	0.06
Less: our share of gain on insurance proceeds from unconsolidated joint venture	—	(0.01)	(0.03)	(0.04)
Adjustments for non-controlling interests	—	—	—	(0.01)
Adjusted funds from operations per diluted common share	$0.33	$0.30	$1.12	$1.03

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	December 31, 2020	December 31, 2019
ASSETS
Real estate properties, net	$160,192	$169,689
Real estate loan	—	4,150
Cash and cash equivalents	19,885	22,699
Restricted cash	8,800	9,719
Investments in unconsolidated joint ventures	169,474	177,071
Other assets	7,390	7,282
Total Assets	$365,741	$390,610

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$130,434	$133,215
Junior subordinated notes, net of deferred costs	37,083	37,063
Accounts payable and accrued liabilities	20,536	20,772
Total Liabilities	188,053	191,050

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:	—	—
Preferred shares $.01 par value 2,000 shares authorized, none issued
Common stock, $.01 par value, 300,000 shares authorized;	164	156
16,432 and 15,638 shares outstanding	245,605	232,331
Additional paid-in capital	(19)	(10)
Accumulated other comprehensive loss	(67,978)	(32,824)
Accumulated deficit	177,772	199,653
Total BRT Apartments Corp. stockholders’ equity	(84)	(93)
Non-controlling interests	177,688	199,560
Total Equity	$365,741	$390,610
Total Liabilities and Equity

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At December 31, 2020, the Company held interests in unconsolidated joint ventures that own 31 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheet below present information regarding such properties (dollars in thousands):

December 31, 2020
ASSETS
Real estate properties, net of accumulated depreciation of $145,600	$1,075,178
Cash and cash equivalents	16,939
Other assets	29,392
Total Assets	$1,121,509

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs of $563	829,646
Accounts payable and accrued liabilities	20,237
Total Liabilities	849,883
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	271,626
Total Liabilities and Equity	$1,121,509

BRT interest in joint venture equity	$169,474

Unconsolidated Mortgages Payable:
BRT's pro-rata share	$525,709
Partner's pro rata share	303,937
Total	$829,646

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended December 31, 2020
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy (2)	Weighted Average Rent per Occ. Unit (2)
Texas	464	$1,356	$743	$613	15%	92.3%	$895
Georgia	448	1,606	644	962	26%	95.8%	1,105
Florida	276	1,070	448	622	16%	97.9%	1,174
Ohio	264	784	342	442	11%	97.4%	934
Virginia	220	1,029	342	687	17%	98.6%	1,416
South Carolina	208	810	382	428	11%	93.6%	1,195
Other (3)	—	374	125	249	4%	N/A	N/A
Current Portfolio Totals	1,880	$7,029	$3,026	$4,003	100%	95.6%	$1,088

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy (2)	Weighted Average Rent per Occ. Unit (2)
Texas	2,561	$5,178	$2,590	$2,588	24%	91.2%	$1,108
South Carolina	1,183	2,314	1,159	1,155	11%	93.5%	1,103
Georgia	1,097	2,521	1,238	1,283	12%	95.9%	1,130
Florida	972	2,195	1,009	1,186	11%	94.5%	1,073
Alabama	940	2,377	926	1,451	13%	97.8%	932
Mississippi	776	1,477	496	981	9%	97.8%	1,013
Tennessee	702	1,718	866	852	8%	96.8%	1,176
North Carolina	576	1,443	673	770	7%	96.3%	1,047
Missouri	355	1,264	585	679	5%	91.7%	1,433
Current Portfolio Totals	9,162	$20,487	$9,542	$10,945	100%	94.3%	$1,089

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes properties sold during the periods presented and legacy assets.

Portfolio Data by State
Twelve months ended December 31, 2020
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy (2)	Weighted Average Rent per Occ. Unit (2)
Texas	464	$5,442	$3,173	$2,269	15%	92.7%	$918
Georgia	448	6,316	2,514	3,802	25%	96.0%	1,089
Florida	276	4,002	1,671	2,331	15%	95.3%	1,124
Ohio	264	3,039	1,348	1,691	11%	95.2%	929
Virginia	220	4,006	1,515	2,491	17%	96.2%	1,411
South Carolina	208	3,218	1,676	1,542	10%	93.2%	1,182
Other (3)	—	1,428	480	948	6%	N/A	N/A
Current Portfolio Totals	1,880	$27,451	$12,377	$15,074	100%	94.7%	$1,079

Unconsolidated (Pro-Rata Share)(1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$20,748	$10,924	$9,824	23%	91.1%	$1,116
South Carolina	1,183	9,026	4,620	4,406	10%	91.9%	1,103
Georgia	1,097	9,697	4,734	4,963	12%	93.9%	1,114
Florida	972	8,574	4,172	4,402	10%	94.5%	1,061
Alabama	940	9,241	3,960	5,281	13%	97.4%	915
Mississippi	776	5,767	2,062	3,705	9%	96.9%	994
Tennessee	702	6,782	3,093	3,689	9%	96.3%	1,186
North Carolina	576	5,394	2,323	3,071	7%	94.0%	1,002
Missouri	355	5,213	2,386	2,827	7%	96.5%	1,473
Other (3)	—	16	35	(19)	—	N/A	N/A
Current Portfolio Totals	9,162	$80,458	$38,309	$42,149	100%	93.5%	$1,083

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Includes properties sold during the periods presented and legacy assets.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons
Quarters ended December 31, 2020 and 2019
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020		2019	% Change
Georgia	448	$1,606	$1,543	4.1%	$644	$544	18.4%	$962		$999	(3.7)%
Florida	276	1,070	960	11.5%	448	459	(2.4)%	622		501	24.2%
Texas	464	1,356	1,377	(1.5)%	743	790	(5.9)%	613		587	4.4%
Ohio	264	784	744	5.4%	342	317	7.9%	442		427	3.5%
Virginia	220	1,029	983	4.7%	342	378	(9.5)%	687		605	13.6%
South Carolina	208	810	786	3.1%	382	465	(17.8)%	428		321	33.3%
Totals	1,880	$6,655	$6,393	4.1%	$2,901	$2,953	(1.8)%	$3,754		$3,440	9.1%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Georgia		95.8%	96.6%	(0.8)%	$1,105	$1,053	4.9%
Florida		97.9%	94.0%	4.1%	1,174	1,099	6.8%
Texas		92.3%	91.0%	1.4%	895	922	(2.9)%
Ohio		97.4%	96.3%	1.1%	934	897	4.1%
Virginia		98.6%	93.8%	5.1%	1,416	1,412	0.3%
South Carolina		93.6%	93.0%	0.6%	1,195	1,172	2.0%
Weighted Average		95.6%	94.1%	1.6%	$1,088	$1,061	2.5%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons
Twelve months ended December 31, 2020 and 2019
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Georgia	448	$7,045	$6,809	3.5%	$2,863	$2,705	5.8%	$4,182	$4,104	1.9%
Florida	276	3,099	2,969	4.4%	1,671	1,679	(0.5)%	1,428	1,290	10.7%
Texas	272	3,217	3,013	6.8%	1,676	1,650	1.6%	1,541	1,363	13.1%
Ohio	264	3,218	3,204	0.4%	1,195	1,141	4.7%	2,023	2,063	(1.9)%
Virginia	220	4,002	3,840	4.2%	1,319	1,227	7.5%	2,683	2,613	2.7%
South Carolina	208	2,888	2,705	6.8%	1,853	1,566	18.3%	1,035	1,139	(9.1)%
Totals	1,688	$23,469	$22,540	4.1%	$10,577	$9,968	6.1%	$12,892	$12,572	2.5%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Georgia		96.0%	96.1%	(0.1)%	$1,089	$1,027	6.0%
Florida		95.3%	96.4%	(1.1)%	1,124	1,065	5.5%
Texas		92.1%	89.5%	2.9%	834	802	4.0%
Ohio		95.2%	95.2%	0.0%	929	898	3.5%
Virginia		96.2%	95.1%	1.2%	1,411	1,389	1.6%
South Carolina		93.2%	94.5%	(1.4)%	1,182	1,161	1.8%
Weighted Average		94.8%	94.6%	0.2%	$1,084	$1,042	4.0%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Quarters ended December 31, 2020 and 2019
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Texas	2,561	$5,176	$5,225	(0.9)%	$2,590	$2,427	6.7%	$2,586	$2,798	(7.6)%
Georgia	1,097	2,521	2,397	5.2%	1,238	1,060	16.8%	1,283	1,337	(4.0)%
Florida	972	2,197	2,095	4.9%	1,015	1,018	(0.3)%	1,182	1,077	9.7%
South Carolina	844	1,708	1,654	3.3%	935	895	4.5%	773	759	1.8%
Mississippi	776	1,477	1,392	6.1%	496	510	(2.7)%	981	882	11.2%
Alabama	940	2,377	2,218	7.2%	926	958	(3.3)%	1,451	1,260	15.2%
Missouri	355	1,264	1,267	(0.2)%	585	595	(1.7)%	679	672	1.0%
North Carolina	312	806	757	6.5%	399	334	19.5%	407	423	(3.8)%
Tennessee	300	876	877	(0.1)%	381	315	21.0%	495	562	(11.9)%
Totals	8,157	$18,402	$17,882	2.9%	$8,565	$8,112	5.6%	$9,837	$9,770	0.7%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Texas		91.2%	92.2%	(1.1)%	$1,108	$1,118	(0.9)%
Georgia		96.0%	92.1%	4.2%	1,130	1,113	1.5%
Florida		94.5%	93.4%	1.2%	1,073	1,061	1.1%
South Carolina		93.3%	90.9%	2.6%	1,103	1,124	(1.9)%
Mississippi		97.8%	96.1%	1.8%	1,013	967	4.8%
Alabama		97.8%	96.1%	1.8%	932	894	4.3%
Missouri		91.7%	94.7%	(3.2)%	1,433	1,462	(2.0)%
North Carolina		96.3%	96.0%	0.3%	1,104	1,105	(0.1)%
Tennessee		96.9%	90.6%	7.0%	1,176	1,184	(0.7)%
Weighted Average		94.3%	93.2%	1.2%	$1,092	$1,087	0.5%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Twelve months ended December 31, 2020 and 2019
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Texas	2,561	$20,747	$20,601	0.7%	$10,922	$10,384	5.2%	$9,825	$10,217	(3.8)%
Georgia	1,097	9,696	9,318	4.1%	4,734	4,308	9.9%	4,962	5,010	(1.0)%
Florida	972	8,573	8,226	4.2%	4,172	4,070	2.5%	4,401	4,156	5.9%
South Carolina	844	6,732	6,702	0.4%	3,692	3,600	2.6%	3,040	3,102	(2.0)%
Mississippi	776	5,767	5,540	4.1%	2,063	2,057	0.3%	3,704	3,483	6.3%
Alabama	412	3,964	3,610	9.8%	1,703	1,555	9.5%	2,261	2,055	10.0%
Missouri	355	5,212	5,054	3.1%	2,386	2,337	2.1%	2,826	2,717	4.0%
Tennessee	300	3,517	3,470	1.4%	1,405	1,306	7.6%	2,112	2,164	(2.4)%
Totals	7,317	$64,208	$62,521	2.7%	$31,077	$29,617	4.9%	$33,131	$32,904	0.7%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Texas		91.1%	92.5%	(1.5)%	$1,116	$1,095	1.9%
Georgia		93.9%	92.9%	1.1%	1,114	1,073	3.8%
Florida		94.5%	94.0%	0.5%	1,061	1,041	1.9%
South Carolina		91.9%	91.4%	0.5%	1,103	1,108	(0.5)%
Mississippi		96.9%	96.9%	0.0%	994	951	4.5%
Alabama		97.6%	96.7%	0.9%	876	812	7.9%
Missouri		95.0%	94.3%	0.7%	1,473	1,458	1.0%
Tennessee		96.3%	97.3%	(1.0)%	1,186	1,157	2.5%
Weighted Average		93.4%	93.6%	(0.2)%	$1,100	$1,074	2.4%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended December 31,

Portfolio	2020
	Revenues	Property Operating Expenses	NOI
Consolidated	$7,029	$3,026	$4,003
Unconsolidated (1)	20,487	9,542	10,945
Combined	$27,516	$12,568	$14,948

Same Store
	2020			2019			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$6,655	$2,901	$3,754	$6,393	$2,953	$3,440	4.1%	(1.8)%	9.1%
Unconsolidated (1)	18,402	8,565	9,837	17,882	8,112	9,770	2.9%	5.6%	0.7%
Combined	$25,057	$11,466	$13,591	$24,275	$11,065	$13,210	3.2%	3.6%	2.9%

_____________________________________________________________

Twelve Months ended December 31,

Portfolio	2020
	Revenues	Property Operating Expenses	NOI
Consolidated	$27,451	$12,377	$15,074
Unconsolidated (1)	80,458	38,309	42,149
Combined	$107,909	$50,686	$57,223

Same Store
	2020			2019			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$23,469	$10,577	$12,892	$22,540	$9,968	$12,572	4.1%	6.1%	2.5%
Unconsolidated (1)	64,208	31,077	33,131	62,521	29,617	32,904	2.7%	4.9%	0.7%
Combined	$87,677	$41,654	$46,023	$85,061	$39,585	$45,476	3.1%	5.2%	1.2%

(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

________________________________________________________________________________________

Acquisition during the twelve months ended December 31, 2020
Location	Purchase Date	Units	Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Wilmington, NC (1)	2/20/2020	264	$38,000	$23,160	$13,700	80%	$459

(1) Unconsolidated property

There were no dispositions during the twelve months ended December 31, 2020

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended December 31, 2020

________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
45	$302,000	$6,711	$116	21%	600

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$153,000	$30,308	$122,692
Estimated Non-Recurring Capital Expenditures (2)	1,828,000	483,459	1,344,541
Total Capital Expenditures	$1,981,000	$513,767	$1,467,233

Replacements (operating expense) (3)	$640,912	$182,585	$458,327

Estimated Recurring Capital Expenditures and Replacements per unit (11,042 units)	$72	$19	$53

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of December 31, 2020
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$17,274	$3,272	$14,002		12%	4.29%
2022	62,543	1,924	60,619		54%	4.29%
2023	1,270	1,270	—		—%	—%
2024	1,316	1,316	—		—%	—%
2025	16,661	1,286	15,375		14%	4.42%
Thereafter	31,933	8,769	23,164		20%	3.77%
Total	$130,997	$17,837	$113,160		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$3,388	$3,388	$—		—%	—%
2022	48,443	4,984	43,459		10%	3.38%
2023	29,582	4,997	24,585		5%	4.12%
2024	5,782	5,782	—		—%	—%
2025	16,972	7,102	9,870		2%	3.94%
Thereafter	423,698	44,663	379,034		83%	4.12%
Total	$527,865	$71,350	$456,948		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2021	$20,662	$6,660	$14,002		2%	4.29%
2022	110,986	6,908	104,078		18%	3.91%
2023	30,852	6,267	24,585		4%	4.12%
2024	7,098	7,098	—		—	0.00%
2025	33,633	8,388	25,245		4%	4.23%
Thereafter	455,631	53,432	402,198		72%	4.10%
Total	$658,862	$88,753	$570,108		100%
Weighted Average Remaining Term to Maturity (2)			7.2 years
Weighted Average Interest Rate (2)			4.04%
Debt Service Coverage Ratio for the quarter ended December 31, 2020			1.55	(3)

(1) Based on balloon payments at maturity. Includes consolidated and BRT pro rata share amounts.
(2) Includes consolidated and BRT pro rata share unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.21% at 12/31/2020)
Maturity	April 30, 2036

Credit Facility (as of March 11, 2021)
Maximum Amount Available	Up to $10,000
Amount Outstanding	$0
Interest Rate	Prime + 0.50% (floor of 4.25%)
Maturity	April 18, 2021

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
GAAP Net (loss) income attributable to common stockholders	$(3,301)	$6,148	$(19,862)	856
Less: Other Income	(20)	(157)	(651)	(752)
Add: Interest expense	1,700	1,931	7,100	7,796
General and administrative	2,647	2,636	11,701	10,091
Depreciation	1,595	1,568	6,742	5,916
Impairment charge	—	—	3,642	—
Provision for taxes	56	51	248	270
Less: Gain on sale of real estate	—	(680)	—	(10,618)
Add: Loss on extinguishment of debt	—	—	—	1,387
Equity in loss of unconsolidated joint venture properties	1,293	2,150	6,024	8,826
Less: Equity in earnings from sale of unconsolidated joint venture properties	—	(9,932)	—	(9,932)
Add: Net loss attributable to non-controlling interests	33	(40)	130	837
Net Operating Income	$4,003	$3,675	15,074	14,677
Less: Non-same store and non multi -family Net Operating Income	(249)	(235)	(2,182)	(2,105)
Same store Net Operating Income	$3,754	$3,440	$12,892	$12,572

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
BRT equity in loss from joint ventures	$(1,293)	$(2,150)	$(6,024)	$(8,826)
Add: Interest expense	5,571	5,706	22,317	22,345
Depreciation	6,670	6,405	26,492	24,921
Less: Other equity earnings	(3)	(15)	(117)	(177)
Less: Gain on sale of insurance recoveries	—	(228)	(519)	(642)
Add: Loss on extinguishment of debt	—	963		1,237
Net Operating Income	$10,945	$10,681	$42,149	$38,858

Less: Non-same store Net Operating Income	(1,103)	(913)	(9,018)	(5,954)
Same store Net Operating Income	$9,842	$9,768	$33,131	$32,904

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present, for the periods indicated, a reconciliation of the information that appears on Page 3 - Operating Results of Unconsolidated Properties to the BRT pro rata information presented here in this supplemental.

	Three Months Ended December 31, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$32,332	$11,845	$20,487
Total revenues	32,332	11,845	20,487
Expenses:
Real estate operating expenses	15,028	5,486	9,542
Interest expense	8,732	3,161	5,571
Depreciation	10,473	3,803	6,670
Total expenses	34,233	12,450	21,783

Total revenues less total expenses	(1,901)	(605)	(1,296)
Gain on sale of real estate properties	—	—	—
Other equity in earnings	3	—	3
Gain on insurance recoveries	—	—	—
Loss on extinguishment of debt	—	—	—
Net loss	$(1,898)	$(605)	$(1,293)

	Three Months Ended December 31, 2019
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$31,101	$11,409	$19,692
Total revenues	31,101	11,409	19,692
Expenses:
Real estate operating expenses	14,072	5,061	9,011
Interest expense	8,995	3,289	5,706
Depreciation	10,097	3,692	6,405
Total expenses	33,164	12,042	21,122

Total revenues less total expenses	(2,063)	(633)	(1,430)
Gain on sale of real estate properties	16,899	6,967	9,932
Gain on insurance recoveries	(1,639)	(2,602)	963
Other equity earnings	15	—	15
Loss on extinguishment of debt	270	42	228
Net income (loss)	$13,482	$5,700	$7,782

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's Annual report on Form 10-K to the BRT pro rata information presented here in this supplemental.

	Twelve Months Ended December 31, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$127,058	$46,600	$80,458
Total revenues	127,058	46,600	80,458

Expenses:
Real estate operating expenses	60,326	22,017	38,309
Interest expense	34,918	12,601	22,317
Depreciation	41,657	15,165	26,492
Total expenses	136,901	49,783	87,118

Total revenues less total expenses	(9,843)	(3,183)	(6,660)
Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Other equity earnings	117	—	117
Gain on insurance recoveries	765	246	519
Net loss	$(8,961)	$(2,937)	$(6,024)

	Twelve Months Ended December 31, 2019
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$118,177	$43,037	$75,140
Total revenues	118,177	43,037	75,140

Expenses:
Real estate operating expenses	56,684	20,402	36,282
Interest expense	35,023	12,678	22,345
Depreciation	39,218	14,297	24,921
Total expenses	130,925	47,377	83,548

Total revenues less total expenses	(12,748)	(4,340)	(8,408)
Gain on sale of real estate properties	16,899	6,967	9,932
Loss on extinguishment of debt	(2,018)	(3,255)	1,237
Other equity earnings	177	—	177
Gain on insurance recoveries	787	145	642
Net loss	$3,097	$1,991	$1,106

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Same Store
Same store properties refer to stabilized properties that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized (as described below) and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 3/11/2021
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q4 2020 Avg. Occupancy	Q4 2020 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	12	208	93.6%	$1,195	100%
Avondale Station	Decatur	GA	1950	2012	72	212	92.9%	1,190	100%
Newbridge Commons	Columbus	OH	1999	2013	23	264	97.4%	934	100%
Kendall Manor	Houston	TX	1981	2014	41	272	90.2%	797	100%
Avalon	Pensacola	FL	2008	2014	14	276	97.9%	1,174	100%
Parkway Grande	San Marcos	TX	2014	2015	8	192	95.3%	1,026	100%
Woodland Trails	LaGrange	GA	2010	2015	12	236	98.3%	1,033	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	98.6%	1,416	100%
Weighted Avg./Total Consolidated					25	1,880

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	98.1%	850	80%
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	96.8%	1,176	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	14	268	94.1%	1,206	75%
Grove at River Place	Macon	GA	1988	2016	34	240	94.8%	785	80%
Civic Center 1	Southaven	MS	2002	2016	20	392	98.0%	977	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	8	288	92.9%	1,046	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	36	494	81.8%	938	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	26	204	96.4%	932	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	96.7%	1,240	74%
Civic Center 2	Southaven	MS	2005	2016	17	384	97.5%	1,051	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	94.3%	1,032	71.9%
OPOP Towers	St. Louis	MO	2014	2017	8	128	93.5%	1,207	75.5%
OPOP Lofts	St. Louis	MO	2014	2017	8	53	82.3%	1,371	75.5%
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	93.3%	1,617	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	8	509	89.3%	1,273	50%
Jackson Square	Tallahassee	FL	1996	2017	26	242	94.6%	1,109	80%
Magnolia Pointe	Madison	AL	1991	2017	31	204	97.6%	959	80%
Woodland Apartments	Boerne	TX	2007	2017	15	120	98.3%	977	80%
The Avenue	Ocoee	FL	1998	2018	24	522	94.7%	1,102	50%
Parc at 980	Lawrenceville	GA	1997	2018	25	586	96.1%	1,218	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	36	208	93.8%	959	80%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	21	281	94.1%	1,122	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	93.2%	1,042	90%
The Vive at Kellswater	Kannapolis	NC	2011	2019	11	312	96.3%	1,104	65%
Somerset at Trussville	Trussville	AL	2007	2019	15	328	98.0%	1,005	80%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	97.5%	872	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	14	374	92.1%	1,245	32%
Gateway Oaks	Forney	TX	2016	2016	6	313	97.2%	1,164	50%
Abbotts Run	Wilmington	NC	2001	2020	21	264	93.9%	978	80%
Weighted Avg./Total Unconsolidated					21	8,421

Projects previously in lease-up: (1)
Bell's Bluff	Nashville	TN	2018		3	402	73.9%	1,506	58.1%
Canalside Sola	Columbia	SC	2018		3	339	85.1%	1,401	46.2%
Weighted Avg./Total (lease-up)					3	741

Weighted Avg./Total Portfolio					20	11,042

(1) Unconsolidated. Bell's Bluff and Canalside SOLA exited lease up status in September 2020 and January 2020, respectively.